                               NEW COVENANT FUNDS

                            NEW COVENANT GROWTH FUND
                            NEW COVENANT INCOME FUND
                       NEW COVENANT BALANCED GROWTH FUND
                       NEW COVENANT BALANCED INCOME FUND

                        SUPPLEMENT DATED APRIL 19, 2006
           TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 1, 2005

THE FOLLOWING INFORMATION SUPERSEDES ANY INFORMATION TO THE CONTRARY RELATING TO THE SERIES (THE "FUNDS") OF THE NEW COVENANT FUNDS (THE "TRUST") CONTAINED IN THE FUNDS' PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") DATED NOVEMBER 1, 2005.

ANNUAL FUND OPERATING EXPENSES

The following information replaces the table and footnotes located under the heading "Annual Fund Operating Expenses" on page 17 of the Prospectus.

                        ANNUAL FUND OPERATING EXPENSES*

All Funds (expenses that are deducted from Fund assets)

                                                                                         TOTAL ANNUAL
                                                                                          OPERATING
                                                                                           EXPENSES           FEE
                               MANAGEMENT     SHAREHOLDER      DISTRIBUTION    OTHER      BEFORE FEE     WAIVER/EXPENSE
FUND NAME                         FEES      SERVICES FEES(1)   (12B-1) FEES   EXPENSES   WAIVER(2)(3)   REIMBURSEMENT(4)
---------                      ----------   ----------------   ------------   --------   ------------   ----------------
Growth Fund..................      0.99%          0.25%            None         0.12%        1.36%            0.28%(5)
Income Fund..................      0.75%          0.25%            None         0.11%        1.11%            0.26%
Balanced Growth Fund(6)......       None          0.25%            None         0.14%        0.39%            0.26%
Balanced Income Fund(6)......       None          0.25%            None         0.17%        0.42%            0.26%

                                    TOTAL
                                   ANNUAL
                                  OPERATING
                                  EXPENSES
FUND NAME                      AFTER WAIVER(4)
---------                      ---------------
Growth Fund..................       1.08%(5)
Income Fund..................       0.85%
Balanced Growth Fund(6)......       0.13%
Balanced Income Fund(6)......       0.16%

---------------

* The expense information in the table has been restated to reflect current fee and expense arrangements for the Funds.

(1) The Shareholder Services Fees paid by the Funds are charged on a shareholder account basis; therefore, the overall impact to a Fund may be less than 0.25%. During the most recent fiscal year, the cumulative impact to the Growth Fund, Income Fund, Balanced Growth Fund and Balanced Income Fund was 0.23%, 0.22%, 0.08% and 0.08%, respectively.

(2) The Advisor has entered into an expense limitation agreement with respect to both the Growth Fund and the Income Fund for the current fiscal year in which it has agreed to waive the investment advisory fees payable to it by each of the Growth Fund and the Income Fund to the extent of the Shareholder Services Fees paid by these Funds in order to limit the Total Annual Operating Expenses of the Funds.

(3) The Advisor has entered into an expense limitation agreement with respect to both the Balanced Growth Fund and the Balanced Income Fund for the current fiscal year in which it has agreed, to reimburse the Balanced Growth Fund and the Balanced Income Fund to the extent of the Shareholder Services Fees paid by these Funds in order to limit the Total Annual Operating Expenses of the Funds.

(4) The Funds' administrator has entered into an amendment to the Administration Agreement, with respect to the Funds, in which it has agreed to waive a portion of its administration fee for the term of the Administration Agreement. Without this waiver, each Fund's Total Annual Operating Expenses After Waivers would increase by 0.01% during the past fiscal year.

(5) The Growth Fund participates in a commission recapture program with certain brokers under which the participating brokers refund a portion of the Growth Fund's commissions to the Growth Fund in cash based on the amount of commissions paid to the broker by the Growth Fund for executing portfolio trades. At the direction of the Trust, the cash from the recaptured commissions is used to pay expenses of the Growth Fund. The expenses eligible to be paid with the recaptured commissions include administration fees, custody fees, audit fees, legal fees, and printing fees, as directed by the Trust. Without this program, the Growth Fund's Total Annual Operating Expenses After Waivers would have increased by 0.02% during the past fiscal year.

(6) In addition to the expenses shown above, if you buy and hold shares of the Balanced Funds you will indirectly bear your pro rata share of fees and expenses incurred by the Growth Fund and Income Fund in which the Balanced Funds invest, so that the investment returns of the Balanced Funds will be net of the expenses of the Growth Fund and Income Fund. After combining the total operating expenses of the Balanced Growth Fund with those of the Growth Fund and Income Fund, the weighted average expense ratio after all waivers and reimbursements is expected to be 1.11% and prior to any expense waivers and reimbursements to be 1.44%. After combining the total operating expenses of the Balanced Income Fund with those of the Growth Fund and Income Fund, the weighted average expense ratio after all waivers and reimbursements is expected to be 1.10% and prior to any expense waivers and reimbursements to be 1.45%.

CHANGE OF OWNERSHIP OF THE DISTRIBUTOR

Effective on or about February 22, 2006, the New Covenant Funds Distributor, Inc. (the "Distributor"), a direct wholly-owned subsidiary of the New Covenant Trust Company, N.A., a subsidiary of the Presbyterian Foundation, became the distributor of the Funds, replacing the former distributor, which was a subsidiary of BISYS Fund Services Ohio, Inc. All references to the former distributor shall be replaced with references to the Distributor.

Additionally, the following information replaces the paragraph under the heading "Distributor" on page 27 of the SAI:

Effective on or about February 22, 2006, New Covenant Funds Distributor, Inc. (an affiliate of New Covenant Trust Company, N.A.) serves as the principal underwriter (the "Distributor") for the Trust pursuant to a Distribution Agreement. The Agreement is for an initial two-year term and is renewable annually thereafter. The Agreement is terminable without penalty on sixty days written notice, by the Trust's Board of Trustees, by vote of a majority of the outstanding voting securities of the Trust, or by the Distributor. The Agreement will also terminate automatically in the event of its assignment. Currently, the Funds do not pay any fees to the Distributor. The Distributor's business address is 200 East Twelfth Street, Jeffersonville, Indiana 47130.

        INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
           STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

                            * * * * * * * * * * * *